UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2022

UNITY BIOTECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38470	26-4726035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

285 East Grand Ave.

South San Francisco, CA 94080

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 416-1192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UBX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

On June 24, 2022, Unity Biotechnology, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2022. Only stockholders of record as of the close of business on April 26, 2022, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 69,148,106 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. The tabulation of the stockholder votes on each proposal brought before the Annual Meeting is as follows:

Proposal 1. The election of three Class I directors to hold office until the 2025 annual meeting of stockholders or until their respective successor is elected:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Nathaniel E. David, Ph.D.	20,554,655	4,129,674	17,969,105
Anirvan Ghosh, Ph.D.	20,962,441	3,721,888	17,969,105
Gilmore O’Neill, M.B.	20,510,890	4,173,439	17,969,105

Proposal 2. The ratification of the appointment, by the audit committee of the board of directors of the Company, of Ernst & Young LLP, as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022:

Votes For	Votes Against	Abstentions
42,382,408	130,114	140,912

As a routine proposal under applicable rules, no broker non-votes were recorded in connection with this proposal.

Proposal 3. The approval of a series of alternate amendments to the Company’s amended and restated certificate of incorporation, to effect, at the discretion of the Company’s Board of Directors, a reverse stock split of the Company’s common stock, whereby each outstanding 5, 6, 7, 8, 9, or 10 shares would be combined, converted, and changed into one share of common stock:

Votes For	Votes Against	Abstentions
40,566,377	1,821,694	265,363

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BIOTECHNOLOGY, INC.

Date: June 27, 2022	By:	/s/ Alexander H. Nguyen
Alexander H. Nguyen
General Counsel and Secretary